The Science Behind Annapurna R. Crystal Department of Genetic Medicine Weill Cornell Medical College 2-17-16 Exhibit 99.1

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Why Gene Therapy ? Gene Modify gene expression Modify phenotype Advantages Versatile protein delivery system Persistent expression Local delivery

Basic Concept of Gene Therapy Therapeutic gene Human genome m m m m m m m m m m m m m m m m m m Delivery vehicle (vector) Target organ m m m m m m m m m m m m m m m m m m

Challenges of Gene Therapy Challenges Target choice – need, feasibility Targeting to site of disease Level of expression required Robust phenotype, clear demonstration of efficacy using FDA-acceptable parameters Safety – risk/benefit, dose-limiting immune related toxicity, lack of control of expression and inability to reverse Manufacturing Registration

Annapurna Programs Alpha 1-antitrypsin deficiency Hereditary angioedema Friedreich’s ataxia cardiac disease Severe allergy

AAVrh.10 Vectors ITR y ITR ITR CAG promoter Therapeutic gene (cDNA) Genome Capsid serotype AAVrh.10 AAV2 AAV2 Therapeutic genes Alpha 1-antitrypsin C1-esterase inhibitor Frataxin Anti-IgE

Why Gene Therapy? Alpha 1-antitrypsin deficiency, hereditary angioedema, severe allergy Reduced treatment burden Ideal pharmacokinetics - constant levels For hereditary angioedema and severe allergy, eliminate risk for attacks without need for immediate medical care Friedreich’s ataxia cardiac disease Intracellular delivery of the deficient protein in the target organ Unmet medical need for a fatal disease

Alpha 1-Antitrypsin Deficiency Common autosomal recessive disorder characterized by a marked reduction in serum a1AT levels Estimated 90,000 affected individuals in US Emphysema develops at ages 35-45 in cigarette smokers, 55-65 in non-smokers Small % develop liver cirrhosis a1AT normally protects the lung from the destructive potential of neutrophil elastase; if a1AT levels are low, neutrophil elastase slowly destroys the lung parenchyma Current therapy to protect the lung - weekly intravenous infusions of 4 gm of human a1AT purified from pooled plasma

Pathogenesis of α1-Antitrypsin Deficiency α1-antitrypsin Neutrophil elastase Lungs Liver Neutrophils Bone marrow Glu342GAG Lys342AAG Z mutation Liver hepatocyte

Augmentation Therapy with Purified Human a1-Antitrypsin Developed by Gadek and Crystal in 1981 FDA approved in 1988 Administration IV 60 mg/kg (~4 g), once weekly Safe - minimal adverse reactions Cost ~$100,000/yr

Logic Underlying "Biochemical Efficacy" for the Lung Manifestations of α1-antitrypsin Deficiency

A. Pathogenesis



Lungs
α1-antitrypsin
Neutrophil elastase
Liver
Neutrophils
Bone marrow

B. Alveolar endothelial-epithelial "barriers"



Air
Pulmonary capillary
Interstitium
Plasma proteins
ELF
Endothelial cell
Epithelial cell

C. Serum α1AT following augmentation therapy with intravenous human α1AT



60 mg/kg
Serum α1-antitrypsin level (mg/dl)
Serum α1-antitrypsin level (μM)
500
400
300
200
100
60
50
40
30
20
10
Threshold
-2 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28
Days

D. Epithelial lining fluid anti-neutrophil elastase capacity before and after augmentation therapy



ELF anti-neutrophil elastase capacity (mM)
5
4
3
2
1
Normal
ZZ pre-therapy
ZZ 6 days post- therapy

Association of a1-Antitrypsin Serum Levels and Risk for Emphysema MM MS SS MZ SZ ZZ Threshold 11 mM Null 0 10 20 30 40 50 a1AT serum level (mM) Phenotype At risk for emphysema Background risk

Logic for Intrapleural Gene Transfer to Treat α1-antitrypsin Deficiency

A. Anatomy of the human pleura



parietal pleural
visceral pleural
basal lamina
pleural space
pulmonary interstitum
parietal extrapleural interstitium
capillary
alveolus
parietal lymphatic
stoma
pulmonary lymphatic
microvilli
unidirectional valve

B. Intrapleural gene therapy strategy



Lung
AAV vector coding for normal human a1AT
AAVha1AT
a1AT
Mesothelial cells
Local production of α1AT
Intravascular AAVα1AT
AAVα1AT from the pleura via lymphatics to the venous circulation
Hepatocyte expression of α1AT
α1AT secreted into blood diffuses across the alveoli

Serum Human α1AT Levels Following Intrapleural Administration to C57Bl/6 Mice of 25 Different Serotypes of AAV Expressing α1AT



Serum human α1-antitrypsin levels (% of maximum)
100
10
1
0.1
Undetectable
0
1
2
3
4
Time post-injection (wk)
Vector
Clade/ clone
Species of origin
AAVrh.10 E Rhesus macaque
AAV8 E Rhesus macaque
AAV9 F Human
AAV5 AAV5 Human
AAVhu.37 E Human
AAVrh.20 E Rhesus macaque
AAVrh.43 E Rhesus macaque
AAVrh.8 Rh.8 Rhesus macaque
AAVrh.2 E Rhesus macaque
AAV7 D Rhesus macaque
AAVcy.5 D Cynomolgus macaque
AAV2 B Human
AAVbb.2 B Baboon
AAVrh.13 B Human
AAVrh.21 E-D Rhesus macaque
AAVrh.22 E-D Rhesus macaque
AAVrh.24 E-D Rhesus macaque
AAVrh.16 E Rhesus macaque
AAVhu.13 D Human
AAVhu.1 C Human
AAVrh.34 rh.34 Rhesus macaque
AAVhu.47 B Human
AAVhu.41 E Human
AAVhu.11 C Human
AAVch.5 Ch.5 Chimpanzee

0 1 2 4 6 12 1 10 102 103 104 24 Time post-injection (wk) Human a1AT level in serum (mg/ml) Naive AAVrh.10hα1AT 0-24 wk Evaluate AAVrh.10hα1AT 1011 genome copies (gc) Intrapleural Human α1AT level in serum (ELISA) C57BL/6 mice n = 4/group Time Course of Serum Human α1AT Levels Following Intrapleural Administration of AAVrh.10hα1AT Therapeutic target 11 μM

Human α1AT Levels in Bronchoalveolar Lavage Fluid Compared to Serum Following Intrapleural Administration of AAVrh.10hα1AT

- **AAVrh.10hα1AT**
  10^{11} gc, intrapleural



C57BL/6 mice
n = 4/group

12 wk

Evaluate

- Serum and lavage human α1AT (ELISA)



Human a1AT (mg/mg protein)
40
30
20
10
0
Serum
Lavage
Serum
Lavage
Naive
AAVrh.10hα1AT

Ultrasonography-guided Intrapleural Administration of AAVrh.10hα1AT to African Green Monkeys Single intrapleural injection of 1012 or 1013 genome copies of AAVrh.10ha1AT to African Green Monkeys (n=36) Quantify human α1AT mRNA in chest wall up to 1 yr All safety / toxicology parameters normal at all time points Days after AAVrh.10hα1AT administration 107 105 104 103 102 28 90 360 0 Limit of detection 1013 gc AAVrh.10hα1AT 1012 gc AAVrh.10hα1AT PBS 106 hα1AT copies/mg of total RNA

Hereditary Angioedema Autosomal dominant disorder associated with episodic attacks of swelling of face, extremities, genitals, GI tract and upper airways Airway edema can be life threatening Triggered by trauma, surgery, dental work, menstruation, medications, viral illness, stress Affects 1 in 10,000-50,000 15,000-30,000 emergency room visits/yr in the US

Hereditary Angioedema (2) Caused by mutations of the SERPING1 gene, coding for C1 esterase inhibitor (C1EI) that regulates the complement system C1EI - single chain, 510 residue, 105 kDa, glycosylated serine anti-protease expressed 10 by hepatocytes SERPING1 mutations result in reduced serum levels in C1EI (80-85% cases) or functional C1EI deficiency (15-20%) C1EI deficiency results in up-regulation of bradykinin, causing edema via leaky vessels 6-8,000 patients in the US Approved/reimbursed prophylactic recombinant C1EI therapy reduces number and severity of attacks, but requires 2x/week infusion and costs $500,000/yr

Gene Therapy for Hereditary Angioedema Proof-of-concept studies cannot be discussed at this time due to patent filings in progress

Friedreich Ataxia Approximately 5,000 patients in the US, 5,000-10,000 in Europe Autosomal recessive, results from variants in the frataxin (FXN) gene, a nuclear gene coding for a mitochondrial protein associated with iron sulfur clusters Impairs dorsal root ganglia, spinal cord and cerebellum resulting in gait ataxia, gradually worsening and spreading to the arms and the trunk, slurred and slowed speech Hypertrophic cardiomyopathy, >60% of patients die from cardiac events No effective therapy

MCK Mouse Model Recapitulating the Cardiomyopathy of Friedrich Ataxia Absence of the frataxin protein in myocardium and skeletal muscle MCK 4 5 7 11 0 Death 8 Progressive left ventricle (LV) systolic dysfunction Cell death and fibrosis Progressive LV hypertrophy and dilation Progressive cardiomyopathy Iron sulfur cluster deficit in heart Mitochondrial anomalies and cardiac iron deposits Biochemical features Cardiac hypertrophy (10 wk) Cardiac fibrosis (10 wk) Time (wk) Mutant Control Age (wk) CII/CIV activity (% WT) Succinate dehydrogenase activity 2 3 4 5 6 7 8 9 10 11 25 125 100 75 50 0 *

3 MCK Evaluation of survival and multiple cardiac phenotypes 5 7 Intravenous AAVrh10.hFXN 5.4x1013 vg/kg) 22 35 60 Time (wk) MCK Mice in Heart Failure Treated with AAVrh.10.hFXN Advanced heart failure

Untreated AAVrh10hFXN-treated Normal A. Correction of hypertrophy B. Correction of cardiac function C. Survival Some treated mice die from late myopathy (MCK mice, not patients, have myopathy) AAVrh10hFXN Treatment of MCK Mice with Heart Failure at 7 wk - Rapid Normalization 22 18 14 10 20 16 12 8 0 80 60 40 20 Wk Left ventricle mass (mg) 40 30 20 10 0 22 18 14 10 20 16 12 8 Wk Shortening fraction (%) 22 18 14 6 10 2 Wk 100 80 40 20 0 60 Survival (%) Untreated AAVrh10hFXN-treated Normal Untreated AAVrh10hFXN-treated Normal

Identifying a Robust Cardiac Phenotype for Cardiac Freidreich’s Ataxia Gene Therapy Studies to identify cardiac parameters Department of Genetic Medicine, Weill Cornell Hôpital Universitaire Pitié-Salpêtrière, Paris Parameters Genetic Neurologic Cardiac Serology Cardiac echo Cardiac mri Exercise CDG PET CT

Severe Allergy – Example Peanut Allergy Common food allergy, manifests with itchiness, urticaria, swelling, eczema, asthma, abdominal pain, hypotension and anaphylaxis Can be fatal 0.4–0.6% US population, 4,000 diagnosed/yr (11/day); most common cause of anaphylaxis in children presenting to the emergency ward Significant adverse effect on the quality of life No definitive therapy Strict avoidance Epinephrine Desensitization Omalizumab (Xolair) anti-IgE

Anti-IgE Therapy of Peanut Allergy

Exposure to peanuts


Peanut-specific IgE
+
Peanut antigens
IgE anti-peanut-peanut antigen immune complex
Mast cell
Mast cell mediators

Therapy with anti-IgE (Xolair)


IgG-anti-IgE
Mast cell

- **Omalizumab (Xolair)** is a humanized IgG1 anti-IgE monoclonal that binds to Fc portion of circulating IgE, preventing the IgE from binding to, and triggering, mast cells

Characterization of NOD-scid IL2 Rgammanull Immunodeficient Mice Humanized with Immune Cells from Peanut Allergic and Control Donors PBMC from donor with no peanut allergy D. Post-peanut challenge PBMC from donor with peanut allergy PBMC from donor with no peanut allergy IgE response pre-/post-peanut sensitization (wk) A. Serum peanut-specific IgE Serum human peanut-specific IgE (IU/ml) 0 1 2 3 4 5 6 7 1 2 3 PBMC from donor with peanut allergy PBMC from donor with no peanut allergy B. Histamine C. Anaphylaxis score PBMC from donor with peanut allergy PBMC from donor with no peanut allergy PBMC from donor with peanut allergy 30 min post-peanut challenge Plasma histamine level ng/ml 0 500 1000 1500 2000 2500 3000 Anaphylaxis score p<0.02 p<0.04 * 0 2 3 4 1 * undetectable 5

Expression of AAVrh.10Anti-hIgE in NOD-*scid* IL2 Rgamma^{null} Mice

- **AAVrh.10anti-hIgE**
- **AAVrh.10IgGcontrol**

  10^{11} gc, intravenous



- Nod*scid IL2rγ*^{null} (n=4F/group)
- (6-8 wk)

2-44 wk

Evaluate

- Serum anti-hIgE antibody titer (every 2 wk)



Serum anti-hIgE (µg/ml)
350
300
250
200
150
100
50
0
AAVrh.10anti-hIgE
AAVrh.10IgGcontrol
PBS
0 2 4 6 8 10 12 14 16 18 20 22 24 44
Time post-injection (wk)

Treatment of Peanut Antigen-Induced Systemic Anaphylaxis by Treatment with AAVrh.10anti-hIgE; Clinical and Molecular Phenotype

A. Post-peanut (PN) challenge clinical phenotype


Donor with PN allergy
+ omalizumab
wk 10 (5 wk after therapy)
Donor with PN allergy
+ AAVrh.10anti-hIgE
wk 10 (5 wk after therapy)

B. Locomotor activity


AAVrh.10IgGcontrol
AAVrh.10anti-hIgE
Omalizumab
Cumulative distance traveled (cm)
0
100
200
300
400
500
p<0.001
p<0.001
p<0.5
p<0.001
* All AAVrh.10-IgGcontrol mice died
*
wk 7 (2 wk after therapy)
wk 10 (5 wk after therapy)

C. Anaphylaxis score


Anaphylaxis score (1-5)
0
1
2
3
4
5
p>0.5
p<0.001
p<0.001
p<0.001
p>0.5
p<0.001
* All AAVrh.10IgGcontrol mice died
*
AAVrh.10-IgGcontrol
AAVrh.10-anti-hIgE
Omali-zumab
AAVrh.10-IgGcontrol
AAVrh.10-anti-hIgE
Omali-zumab
wk 7 (2 wk after therapy)
wk 10 (5 wk after therapy)

D. Histamine


p<0.01
p<0.001
p<0.5
p<0.001
p<0.5
p<0.01
Anaphylaxis score (1-5)
0
1
2
3
4
5
* All AAVrh.10IgGcontrol mice died
*
AAVrh.10-IgGcontrol
AAVrh.10-anti-hIgE
Omali-zumab
AAVrh.10-IgGcontrol
AAVrh.10-anti-hIgE
Omali-zumab
wk 6 (1 wk after therapy)
wk 9 (4 wk after therapy)

E. Passive cutaneous anaphylaxis


wk 7 (2 wk after therapy)
Human serum: PN allergic donor
Human serum: non-PN allergic donor
wk 10 (5 wk after therapy)
Mouse serum: PBMC donor PN allergy + omalizumab
Mouse serum: PBMC donor PN allergy + AAVrh.10anti-hIgE

Mouse Survival Following Treatment with AAVrh.10anti-hIgE, Xolair Alone or Control Vector p<0.03 p<0.01 p<0.01 AAVrh.10IgGcontrol Omalizumab AAVrh.10anti-hIgE 100 60 40 20 0 80 0 30 20 10 40 Survival (%) Days after therapy

Gene Therapy Gene Modify gene expression Modify phenotype